NEW IBERIA, LA – NYSE-AMEX:TSH - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Bank, today reported on earnings for the Company for the quarter ended September 30, 2011, the fourth quarter of fiscal 2011.
Earnings for the quarter ended September 30, 2011 amounted to $2.1 million, or $1.01 per diluted share, compared to $1.85 million, or $0.88 per diluted share for the same quarter in fiscal 2010, an increase of $0.13 per diluted share, or 14.8%.
Earnings for fiscal 2011 amounted to $7.2 million, or a record $3.45 per diluted share, compared to $7.1 million or $3.37 per diluted share, for the same period in fiscal 2010 an increase of $0.08 per diluted share, or 2.4%.
“It is exciting to announce that the Company is posting record earnings per share for a third consecutive year,” said Little.  “It has not been easy.  These past three years have been very challenging years for the financial industry.  Since September 2008, we have grown loans, we have grown deposits, our capital measures have increased, and we have maintained solid asset quality,” he said.
“SmartGrowth Deposits have increased steadily year-over-year for the past three years,” said Little. “This year they increased by a solid 9.1% to a record $436.5 million.”
“We are very pleased that we were able to post significant increases in SmartGrowth loans and total loans this quarter,” said Little.
The Company reported the following highlights:
•	Earnings for fiscal 2011 amounts to a record $3.45 per diluted share. This is the third consecutive year that Teche has posted record earnings per share.
•	The Company continued its steady rise in tangible book value per share increasing to a record $37.02 compared to $34.43 a year ago.
•	All capital measures continue to remain strong.
•	Total Loans increased 2.1% or $12.7 million compared to a year ago.
•	SmartGrowth Loans increased $9.9 million compared to the linked quarter. SmartGrowth Loans now amount to 75.6% of total loans.
•	Total assets increased to $793.2 million, an increase of 4.2% compared to a year ago.
•	Average earning assets for the quarter increased to $719.4 million, an increase of 3.3% compared to the same quarter a year ago.

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•	Total Deposits increased 3.3% compared to a year ago.
•	Checking Account balances increased 10.2% compared to September 30, 2010. Checking account balances now amount to 31.9% of total deposits, compared to 29.9% a year ago.
•	SmartGrowth Deposits increased 9.1% compared to a year ago. SmartGrowth Deposits now amount to 72.9% of total deposits, compared to 69.1% a year ago.
•	The average yield on all deposits was 0.77% compared to 0.82% for the linked quarter and 1.10% a year ago.
•	Net interest margin for the quarter amounted to 4.33% compared to 4.24% for the linked quarter and 4.27% a year ago.
•	Dividends paid have increased annually for nine years.
•
The Bank completed its conversion from a federally chartered savings bank on June 21, 2011 to a Louisiana chartered commercial bank, regulated by the Commissioner of the Office of Financial Institutions of the State of Louisiana and the Federal Deposit Insurance Corporation (FDIC).

Net Income
Net income for the quarter amounted to $2.1 million or $1.01 per diluted share, an increase of 18.8% per diluted share compared to the linked quarter and 14.8% compared to a year ago.

QUARTERLY COMPARISON	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep '10
Net Income (In 000’s)	$2,102	$1,790	$1,513	$1,824	$1,847
Pre-Tax, Pre-Provision Earnings (In 000’s)	$3,752	$3,686	$3,305	$3,859	$3,578
Basic Earnings Per Common Share	$1.02	$0.86	$0.73	$0.88	$0.89
Diluted Earnings Per Common Share	$1.01	$0.85	$0.72	$0.87	$0.88
Annualized Return on Avg. Assets	1.07%	0.92%	0.80%	0.96%	0.97%
Pre-Tax, Pre-Provision Earnings/ Avg. Assets	1.91%	1.89%	1.74%	2.03%	1.88%
Annualized Return on Avg. Equity	10.40%	8.96%	7.74%	9.36%	9.61%
Annualized Return on Avg. Tangible Equity	10.90%	9.40%	8.13%	9.84%	10.12%
Average Assets (in millions)	$787.8	$780.2	$760.0	$759.9	$761.2
Average Earning Assets (in millions)	$719.4	$714.5	$693.7	$696.3	$696.5
Average Deposits (in millions)	$607.9	$613.8	$590.7	$579.9	$576.4
Average FHLB Advances (in millions)	$92.5	$79.9	$85.5	$95.3	$100.8

FISCAL YEAR COMPARISON	2011	2010	2009	2008
Net Income (In 000’s)	$7,228	$7,101	$7,136	$5,709
Pre-Tax, Pre-Provision Earnings (In 000’s)	$14,602	$14,363	$13,420	$8,581
Basic Earnings Per Common Share	$3.49	$3.40	$3.38	$2.65
Diluted Earnings Per Common Share	$3.45	$3.37	$3.35	$2.63
Annualized Return on Avg. Assets	0.94%	0.93%	0.91%	0.76%
Pre-Tax, Pre-Provision Earnings/ Avg. Assets	1.89%	1.88%	1.72%	1.14%
Annualized Return on Avg. Equity	9.12%	9.43%	9.98%	8.29%
Annualized Return on Avg. Tangible Equity	9.58%	9.94%	10.49%	8.80%
Average Assets (in millions)	$772.0	$762.4	$781.2	$749.8
Average Earning Assets (in millions)	$705.5	$697.3	$722.4	$697.2
Average Deposits (in millions)	$598.1	$578.3	$597.6	$581.2
Average FHLB Advances(in millions)	$88.3	$102.3	$105.1	$98.1

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“We have now posted record earnings per share for three consecutive years.  We saw tremendous growth in loans this quarter,” said Little.  “Our loans are now at record levels and our asset quality measures are strong.”

Capital
The tangible equity ratio increased to 9.67% compared to 9.48% a year ago, as stockholder equity increased to a record $80.0 million and assets increased to a record $793.2 million.  In addition, tangible book value per common share increased to a record $37.02, an increase of 7.5% compared to a year ago.  Risk based capital increased to 14.30% compared to 13.52% a year ago; and the equity to asset ratio increased to 10.08% from 9.92% a year ago.

QUARTERLY COMPARISON	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep ‘10
Stockholders’ Equity (in millions) Ratio of Equity to Assets	$80.0 10.08%	$78.6 9.96%	$77.6 9.92%	$76.5 10.15%	$75.5 9.92%
Tangible Equity Ratio	9.67%	9.54%	9.49%	9.71%	9.48%
Total Risk-Based Capital Ratio	14.30%	14.26%	13.94%	13.79%	13.52%
Book Value per Common Share	$38.79	$37.87	$37.23	$36.81	$36.19
Tangible Book Value Per Common Share	$37.02	$36.11	$35.47	$35.04	$34.43
Total Assets (in millions)	$793.2	$789.0	$782.2	$753.7	$761.5

FISCAL YEAR COMPARISON	2011	2010	2009	2008
Stockholders’ Equity (in millions)	$80.0	$75.5	$71.5	$68.0
Ratio of Equity to Assets	10.08%	9.92%	9.34%	8.84%
Tangible Equity Ratio	9.67%	9.48%	8.90%	8.40%
Total Risk-Based Capital Ratio	14.30%	13.52%	12.72%	12.21%
Book Value per Common Share	$38.79	$36.19	$34.09	$32.12
Tangible Book Value Per Common Share	$37.02	$34.43	$32.33	$30.37
Total Assets (in millions)	$793.2	$761.5	$765.1	$769.5

Over the past three years, all of the Company’s key capital measures have increased.

“In three years,” said Little, “the Company’s equity to assets ratio has gone from under 9% to over 10%, our stockholders’ equity has gone from under $70 million to $80 million and our tangible book value per share has grown from $30.37 to $37.02.”

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Asset Quality

The following table sets forth asset quality ratios for each of the past five quarters and the past four years:

Net Charge offs, ALLL, NPAs

QUARTERLY COMPARISON	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep'10
Net Charge-offs/Average Loans	0.09%	0.57%	0.09%	0.08%	0.08%
ALLL*/NPLs	76.63%	69.94%	68.32%	66.36%	63.92%
ALLL*/NPAs	67.67%	56.45%	60.29%	58.11%	59.02%
ALLL*/Loans	1.37%	1.39%	1.78%	1.68%	1.55%
NPAs/Assets	1.55%	1.82%	2.22%	2.27%	2.06%
*ALLL figures include specific reserves

FISCAL YEAR COMPARISON	2011	2010	2009	2008
Net Charge-offs/Average Loans	0.82%	0.24%	0.29%	0.06%
ALLL/NPLs	76.63%	63.92%	95.44%	86.81%
ALLL/NPAs	67.67%	59.02%	74.85%	81.96%
ALLL/Loans	1.37%	1.55%	1.14%	0.94%
NPAs/Assets	1.55%	2.06%	1.19%	0.88%

Allowance for Loan Loss Provision & Charge-offs

The following table sets forth the allowance for loan loss activity for each of the past 5 quarters.

QUARTERLY COMPARISON (in 000's)	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep '10
Beginning ALLL	$8,123	$10,452	$9,953	$9,256	$8,830
Provision for Loan Losses	750	1,000	1,000	1,150	900
Net Charge-offs	542	3,329	501	453	474
Ending ALLL	$8,331	$8,123	$10,452	$9,953	$9,256
Ending ALLL (net of specific reserves)	$7,783	$8,075	$7,455	$7,046	$7,125

           Net charge-offs for the quarter were $0.5 million, or 0.09% of average loans, compared to $0.5 million or 0.08% of average loans for the same period a year ago.  For the twelve months ended September 30, 2011, net charge offs were $4.8 million or 0.82% of average loans, compared to $1.4 million or 0.24% of loans for the twelve months ended September 30, 2010.
Non-performing assets decreased to $12.3 million, or 1.55% of total assets at September 30, 2011, compared to $14.4 million, or 1.82% of total assets at June 30, 2011 and $15.7 million, or 2.06% of total assets a year ago, primarily due to a decrease in the portfolio of foreclosed assets and delinquent loans.

FISCAL YEAR COMPARISON (in 000's)	2011	2010	2009	2008
Beginning ALLL	$9,256	$6,806	$5,545	$5,083
Provision for Loan Losses	3,900	3,896	3,026	825
Net Charge-offs	4,825	1,446	1,765	363
Ending ALLL	$8,331	$9,256	$6,806	$5,545
Ending ALLL (net of specific reserves)	$7,783	$7,125	$6,264	$5,201

“Over the past four fiscal years, our provision for loan loss has totaled $11.6 million,” said Little, “while our net charge-offs have amounted to only $8.4 million.  As a result, our gross allowance for loan loss has increased to $8.3 million compared to $5.5 million three years ago.  Furthermore, we did this at the same time that capital increased.”

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Net Interest Income

QUARTERLY COMPARISON(In 000’s)	Sep ‘11	Jun ‘11	Mar ‘11	Dec ‘10	Sep ‘10
Interest Income	$9,861	$9,758	$9,736	$10,003	$10,163
Interest Expense	2,078	2,185	2,363	2,542	2,728
Net Interest Income	$7,783	$7,573	$7,373	$7,461	$7,435

Net interest income for the three months ended September 30, 2011 amounted to $7.8 million compared to $7.4 million for the quarter ended September 30, 2010, an increase of 4.7%, or $348,000.  Interest income on loans increased with the increase in the loan portfolio this quarter.  The decrease in interest paid on deposits resulted from a decrease in the average interest rates paid on deposits.

FISCAL YEAR COMPARISON (In 000’s)	2011	2010	2009	2008
Interest Income	$39,358	$41,336	$44,237	$45,633
Interest Expense	$9,168	11,704	15,297	19,733
Net Interest Income	$30,190	$29,632	$28,940	25,900

Net interest income for fiscal 2011 amounted to $30.2 million compared to $25.9 million for fiscal 2008, an increase of 16.6%.  “Our net interest income has increased consistently for the past three years,” said Little.

Net Interest Margin and Spread

QUARTERLY COMPARISON	Sep ‘11	Jun ‘11	Mar '11	Dec '10	Sep '10
Yield on Earning Assets	5.48%	5.46%	5.61%	5.75%	5.84%
Cost of Interest Bearing Liabilities	1.36%	1.43%	1.57%	1.69%	1.79%
Spread	4.13%	4.03%	4.04%	4.06%	4.05%
Net Interest Margin	4.33%	4.24%	4.25%	4.29%	4.27%

FISCAL YEAR COMPARISON	2011	2010	2009	2008
Yield on Earning Assets	5.58%	5.93%	6.12%	6.60%
Cost of Interest Bearing Liabilities	1.51%	1.91%	2.40%	3.17%
Spread	4.07%	4.02%	3.73%	3.42%
Net Interest Margin	4.28%	4.25%	4.01%	3.71%

Net interest margin amounted to 4.33% for the three-month period ended September 30, 2011; compared to 4.24% for the linked quarter and 4.27% for quarter-ended September 30, 2010.  Net interest margin has increased every year for the past three years.
“Since 2008, net interest margin has increased from 3.71% to 4.28% for fiscal 2011,” said Little.
Operating Revenue
Operating Revenue for the quarter, consisting of net interest income (before provisions for loan losses) plus non-interest income, amounted to $11.8 million, which was 3.5% higher than the same quarter in 2010.  “Each year, for the past three years, the Company has posted record operating revenue,” said Little.
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The tables below reflect Teche’s operating revenues in millions over the past five quarters and the past four years:

QUARTERLY COMPARISON
Operating Revenue (in millions)	Sep ‘11	Jun ‘11	Mar '11	Dec '10	Sep '10
Net Interest Income	$7.8	$7.6	$7.4	$7.5	$7.4
Non-interest Income	4.0	3.9	3.8	4.0	4.0
Operating Revenue	$11.8	$11.5	$11.2	$11.5	$11.4

FISCAL YEAR COMPARISON
Operating Revenue (in millions)	2011	2010	2009	2008
Net Interest Income	$30.2	$29.6	$29.0	$25.9
Non-interest Income	$15.7	$16.1	$16.3	$15.8
Operating Revenue	$45.9	$45.7	$45.3	$41.7

Non-Interest Income
Non-interest income increased slightly to $4.0 million for the quarter compared to $3.9 million in the linked quarter and $4.0 million a year ago.  This amounted to 2.01% of average assets for the quarter, compared to 2.02% for the linked quarter and 2.08% a year ago.

QUARTERLY COMPARISON
Non-Interest Income (thousands)	Sep ‘11	Jun ‘11	Mar '11	Dec '10	Sep '10
Interchange fee Income	830	881	820	786	782
Other Non-Interest Income	3,136	3,057	3,012	3,186	3,182
Total Non-Interest Income	$3,966	3,938	3,832	3,972	3,964
Total Non-Interest Income/Assets	2.01%	2.02%	2.02%	2.09%	2.08%
Non-Interest Expense	7,855	7,777	7,918	7,583	7,732
Non-Interest Expense/Assets	3.99%	3.99%	4.17%	3.99%	4.06%

FISCAL YEAR COMPARISON
Non-Interest Income (thousands)	2011	2010	2009	2008
Interchange fee Income	3,317	N/A	N/A	N/A
Other Non-Interest Income	12,391	N/A	N/A	N/A
Total Non-Interest Income	15,708	16,087	16,328	15,813
Total Non-Interest Income/Assets	2.01%	2.11%	2.08%	2.11%
Non-Interest Expense	31,131	31,229	31,372	30,552
Non-Interest Expense/Assets	4.03%	4.10%	4.02%	4.07%

Non-Interest Expense
For the quarter, non-interest expense was $7.9 million or 3.99% of average assets, compared to the linked quarter of $7.8 million or 3.99% of average assets, an increase of 1.0%.  Compared to the same quarter in fiscal 2010, non-interest expense remained relatively the same.
For the year, non-interest expense decreased, as non-interest income increased.  Since 2008, both non-interest income and non-interest expense have remained relatively steady.

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Net Income and Dividends
On August 24, 2011, the board of directors declared a $0.36 per share quarterly dividend, its sixty-fifth consecutive.  Based on the closing price of the Company’s common stock of $31.82 on that date, the annualized dividend yield was 4.5%.  Since 2003, the Company has increased dividends for nine consecutive years.

QUARTERLY COMPARISON
(In 000’s)	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep '10
Dividends Declared Per Share	$0.36	$0.36	$0.36	$0.355	$0.355
Basic Earnings Per Common Share	$1.02	$0.86	$0.73	$0.88	$0.89
Diluted Earnings Per Common Share	$1.01	$0.85	$0.72	$0.87	$0.88

FISCAL YEAR COMPARISON
(In 000’s)	2011	2010	2009	2008
Dividends Declared Per Share	$1.435	$1.42	$1.41	$1.37
Basic Earnings Per Common Share	$3.49	$3.40	$3.38	$2.65
Diluted Earnings Per Common Share	$3.45	$3.37	$3.35	$2.63

Loans

QUARTERLY COMPARISON
(In 000,000’s)	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep '10
SmartGrowth Loans
Consumer	$108.8	$109.5	$109.1	$111.1	$111.6
Commercial	209.5	201.3	207.5	208.8	212.9
Home Equity	48.8	51.3	51.0	52.2	53.4
SmartMortgages	92.9	88.0	88.8	89.4	87.0
Total SmartGrowth Loans	460.0	450.1	456.5	461.5	464.9
Mortgage Loans (owner occupied conforming)	148.6	133.3	131.7	132.2	131.0
Total Loans	$608.6	$583.4	$588.2	$593.7	$595.9

Gross loans receivable increased to $608.6 million at September 30, 2011, from $583.4 million at June 30, 2011 and $595.9 million at September 30, 2010, representing a linked quarter increase of $25.2 million, or 4.3% and a twelve month increase of $12.7 million or 2.1%, primarily due to an increase in mortgage loans.  SmartGrowth Loans, consisting of commercial loans, home equity loans, SmartMortgage loans and consumer loans, were $460.0 million, or 75.6% of total loans at September 30, 2011, compared to $450.1 million, or 77.2% at June 30, 2011 and $464.9 million at September 30, 2010, for a three month increase of $9.9 million, or 2.2% and a twelve month decrease of $4.9 million, or 1.059%.
Commercial loan balances at September 30, 2011 amounted to $209.5 million, compared to $201.3 million at June 30, 2011 and $212.9 million at September 30, 2010, for a three month increase of $8.2 million or 3.9% and a twelve month decrease of $3.4 million, or 1.6%.  Consumer loan balances at September 30, 2011 amounted to $108.8 million, compared to $109.5 million at June 30, 2011 and $111.6 million at September 30, 2010, a linked quarter decrease of $0.7 million, or 0.6%.

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FISCAL YEAR COMPARISON
(In 000,000’s)	2011	2010	2009	2008
SmartGrowth Loans
Consumer	$108.8	$111.6	$108.0	$98.6
Commercial	209.5	212.9	210.2	187.8
Home Equity	48.8	53.4	58.3	55.7
SmartMortgages	92.9	87.0	83.8	87.4
Total SmartGrowth Loans	460.0	464.9	460.3	429.5
Mortgage Loans (owner occupied conforming)	148.6	131.0	135.0	160.6
Total Loans	$608.6	$595.9	$595.3	$590.1

Deposits

QUARTERLY COMPARISON
(In 000,000’s)	Sep ‘11	Jun ‘11	Mar ‘11	Dec '10	Sep '10
SmartGrowth Deposits
Checking	$190.8	$209.1	$193.2	$186.2	$173.2
Money Market	55.0	55.3	56.6	55.6	60.3
Savings	190.7	191.6	188.8	169.3	166.7
Total SmartGrowth Deposits	$436.5	$455.9	$438.7	$411.1	$400.2
Time Deposits	162.1	169.4	172.2	172.3	179.2
Total Deposits	$598.6	$625.3	$610.9	$583.4	$579.4

“SmartGrowth deposits continue to increase, led by growth in checking deposits,” said Little.  “As a result, our cost of funds continues to go down and our net interest margin remains stable.”
The average yield on SmartGrowth deposits is 0.22%, compared to 0.24% for the linked quarter and 0.41% a year ago.
Three Month Growth.  The Company’s SmartGrowth Deposits, consisting of checking, savings and money market accounts, decreased this quarter due to a single checking customer.  Total deposits decreased to $598.6 million at September 30, 2011, from $625.3 million at June 30, 2011, a linked quarter decrease of $26.7 million or 4.3%.
Checking account balances at September 30, 2011 decreased $18.3 million, or 8.8%, to $190.8 million from $209.1 million at June 30, 2011.
Twelve Month Growth. Total deposits increased to $598.6 million at September 30, 2011, from $579.4 million at September 30, 2010, a twelve month increase of $19.2 million, or 3.3%.  Total SmartGrowth Deposits increased $36.3 million, or 9.1% from $400.2 million at September 30, 2010.
SmartGrowth Deposits amounted to 72.9% of total deposits as of September 30, 2011 compared to 69.1% at September 30, 2010.
Checking account balances at September 30, 2011 increased 10.2% or $17.6 million in the past 12 months. Checking account balances now account for 31.9% of total deposits compared to 29.9% at September 30, 2010.
Total SmartGrowth deposits increased $36.4 million or 9.1% for fiscal 2011, primarily due to growth in checking and savings balances.

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FISCAL YEAR COMPARISON
(In 000,000’s)	2011	2010	2009	2008
SmartGrowth Deposits
Checking	$190.8	$173.2	$165.8	$144.6
Money Market	55.0	60.3	95.5	130.4
Savings	190.7	166.7	106.5	55.4
Total SmartGrowth Deposits	$436.5	$400.2	$367.7	$330.4
Time Deposits	162.1	179.2	217.7	258.8
Total Deposits	$598.6	$579.4	$585.5	$589.2

Over the past three years, SmartGrowth deposits have increased $106.1 million or 32.1% primarily due to increases in checking and savings account balances.
“We are very pleased that we are growing SmartGrowth Deposits, and increasing overall deposits and reducing our cost of funds,” said Little.

Teche Holding Company is the parent company of Teche Federal Bank, which operates nineteen offices in South Louisiana and serves over 60,000 customers.  Teche is the fourth largest publicly traded bank holding company based in Louisiana with over $793 million in assets. Deposits at Teche Federal Bank are insured up to the legal maximum amount by the Federal Deposit Insurance Corporation (FDIC).  Teche Holding Company’s common stock is traded under the symbol “TSH” on the NYSE AMEX.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Teche Holding Company with the Securities and Exchange Commission from time to time.   The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

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TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Selected Financial Data
(UNAUDITED)
	THREE MONTHS ENDED
	Sep.	Jun.	Mar.	Dec.	Sep.
Condensed Statements of Income	2011	2011	2011	2010	2010
Interest Income	$9,861	$9,758	$9,736	$10,003	$10,163
Interest Expense	2,078	2,185	2,363	2,542	2,728
Net Interest Income	7,783	7,573	7,373	7,461	7,435
Provision for Loan Losses	750	1,000	1,000	1,150	900
Net Interest Income after
Provision for Loan Losses	7,033	6,573	6,373	6,311	6,535
Non Interest Income	3,966	3,938	3,832	3,972	3,964
Non Interest Expense	7,855	7,777	7,918	7,583	7,732
Income Before Gain on Securities
and Sale of Loans	3,144	2,734	2,287	2,700	2,767
Gain(Loss) on Securities	(145)	(52)	8	--	(95)
Gain(Loss) on Sale of Loans	3	4	10	9	6
Income Taxes	900	896	792	885	831
Net Income	$2,102	$1,790	$1,513	$1,824	$1,847
Selected Financial Data
Dividends Declared Per Share	$0.36	$0.36	$0.36	$0.355	$0.355
Basic Earnings Per Common Share	$1.02	$0.86	$0.73	$0.88	$0.89
Diluted Earnings Per Common Share	$1.01	$0.85	$0.72	$0.87	$0.88
Annualized Return on Avg. Assets	1.07%	0.92%	0.80%	0.96%	0.97%
Annualized Return on Avg. Equity	10.40%	8.96%	7.74%	9.36%	9.61%
Annualized Return on Avg.
Tangible Equity (1)	10.90%	9.40%	8.13%	9.84%	10.12%
Yield on Interest Earning Assets	5.48%	5.46%	5.61%	5.75%	5.84%
Cost of Interest Bearing Liabilities	1.36%	1.43%	1.57%	1.69%	1.79%
Spread	4.13%	4.03%	4.04%	4.06%	4.05%
Net Interest Margin	4.33%	4.24%	4.25%	4.29%	4.27%
Non-Interest Income/Avg. Assets	2.01%	2.02%	2.02%	2.09%	2.08%
Non-Interest Expense/Avg. Assets	3.99%	3.99%	4.17%	3.99%	4.06%
Quarterly Net Charge-offs/Avg. Loans	0.09%	0.57%	0.09%	0.08%	0.08%
Weighted avg. shares Outstanding
Basic	2,064	2,073	2,072	2,068	2,074
Diluted	2,085	2,097	2,098	2,089	2,092
AVERAGE BALANCE SHEET DATA
Total Assets	$787,782	$780,213	$759,993	$759,858	$761,191
Earning assets	$719,384	$714,528	$693,747	$696,304	$696,494
Loans	$591,736	$586,420	$589,879	$595,547	$597,024
Interest-bearing deposits	$520,489	$529,664	$514,771	$506,887	$509,572
Total deposits	$607,949	$613,778	$590,664	$579,902	$576,373
Total stockholders’ equity	$80,857	$79,942	$78,197	$77,923	$76,855

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$80,857	$79,942	$78,197	$77,923	$76,855
Less average goodwill and other intangible assets,
net of related income taxes	3,671	3,671	3,667	3,670	3,673
Average Tangible Equity	$77,186	$76,271	$74,530	$74,253	$73,182

Net Income	2,102	1,790	1,513	1,824	1,847
Plus Amortization of core deposit
intangibles, net of related income taxes	2	3	2	3	5
Net Income, as adjusted	$2,104	$1,793	$1,515	$1,827	$1,852

10 of 25

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Selected Financial Data
(UNAUDITED)

	Sep.	Sep.	Sep.	Sep.
Condensed Statements of Income	2011	2010	2009	2008
Interest Income	$39,358	$41,336	$44,237	$45,633
Interest Expense	9,168	11,704	15,297	19,733
Net Interest Income	30,190	29,632	28,940	25,900
Provision for Loan Losses	3,900	3,896	3,026	825
Net Interest Income after
Provision for Loan Losses	26,290	25,736	25,914	25,075
Non Interest Income	15,708	16,087	16,328	15,813
Non Interest Expense	31,131	31,229	31,372	30,552
Income Before Gain on Securities
and Sale of Loans	10,867	10,594	10,870	10,336
Gain(Loss) on Securities	(190)	(140)	(1,035)	(2,580)
Gain(Loss) on Sale of Loans	25	13	559	--
Income Taxes	3,474	3,366	3,258	2,047
Net Income (loss)	$7,228	$7,101	$7,136	$5,709
Selected Financial Data
Dividends Declared Per Share	$1.435	$1.42	$1.41	$1.37
Basic Earnings Per Common Share	$3.49	$3.40	$3.38	$2.65
Diluted Earnings Per Common Share	$3.45	$3.37	$3.35	$2.63
Annualized Return on Avg. Assets	0.94%	0.93%	0.91%	0.76%
Annualized Return on Avg. Equity	9.12%	9.43%	9.98%	8.29%
Annualized Return on Avg.
Tangible Equity (1)	9.58%	9.94%	10.49%	8.80%
Yield on Interest Earning Assets	5.58%	5.93%	6.12%	6.54%
Cost of Interest Bearing Liabilities	1.51%	1.91%	2.40%	3.17%
Spread	4.07%	4.02%	3.73%
Net Interest Margin	4.28%	4.25%	4.01%	3.71%
Non-Interest Income/Avg. Assets	2.01%	2.11%	2.08%	2.11%
Non-Interest Expense/Avg. Assets	4.03%	4.10%	4.02%	4.07%
Net Charge-offs/Avg. Loans	0.82%	0.24%	0.29%	0.06%
Weighted avg. shares Outstanding
Basic	2,069	2,089	2,110	2,154
Diluted	2,092	2,107	2,127	2,171
AVERAGE BALANCE SHEET DATA
Total Assets	$771,988	$762,355	$781,187	$749,825
Earning assets	$705,481	$697,315	$722,409	$697,236
Loans	$590,354	$599,134	$606,751	$594,944
Interest-bearing deposits	$517,938	$512,040	$533,022	$526,456
Total deposits	$598,070	$578,310	$597,559	$581,253
Total stockholders’ equity	$79,229	$75,279	$71,479	$68,833

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$79,229	$75,279	$71,479	$68,833
Less average goodwill and other intangible assets,
net of related income taxes	3,671	3,673	3,715	3,743
Average Tangible Equity	$75,558	$71,606	$67,764	$65,090

Net Income	$7,228	$7,101	$7,136	$5,709
Plus Amortization of core deposit
intangibles, net of related income taxes	12	19	28	36
Net Income, as adjusted	$7,240	$7,120	$7,164	$5,745

11 of 25

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
(UNAUDITED)
	Sep. 2011	Jun. 2011	Mar. 2011	Dec. 2010	Sep. 2010
SmartGrowth Loans
Consumer	$108,849	$109,476	$109,092	$111,139	$111,571
Commercial	209,460	201,324	207,509	208,797	212,933
Home Equity	48,799	51,293	51,045	52,182	53,405
SmartMortgage Loans	92,910	88,019	88,799	89,389	86,959
Total SmartGrowth Loans	460,018	450,112	456,445	461,507	464,868
Mortgage Loans (owner occupied conforming)	148,584	133,264	131,708	132,224	131,023
	608,602	583,376	588,153	593,731	595,891
Allowance for Loan Losses	-8,331	-8,123	-10,452	-9,953	-9,256
Loans Receivable, Net	600,271	575,253	577,701	583,778	586,635

Cash and Securities	134,902	154,061	144,465	110,405	115,217
Goodwill and Other Intangibles	3,670	3,673	3,678	3,682	3,687
Foreclosed Real Estate	1,405	2,694	2,039	2,079	1,181
Other	52,955	53,323	54,269	53,757	54,804
TOTAL ASSETS	$793,203	$789,004	$782,152	$753,701	$761,524

SmartGrowth Deposits
Checking	$190,822	$209,080	$193,244	$186,240	$173,206
Money Market	54,970	55,280	56,618	55,557	60,246
Savings	190,727	191,586	188,819	169,326	166,734
Total Smart Growth Deposits	436,519	455,946	438,681	411,123	400,186
Time Deposits	162,063	169,377	172,211	172,316	179,169
Total Deposits	598,582	625,323	610,892	583,439	579,355

FHLB Advances	108,184	79,533	83,585	87,756	100,017
Other Liabilities	6,450	5,567	10,097	6,009	6,639
Stockholders’ Equity	79,987	78,581	77,578	76,497	75,513
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$793,203	$789,004	$782,152	$753,701	$761,524

Ratio of Equity to Assets	10.08%	9.96%	9.92%	10.15%	9.92%
Tangible Equity Ratio (1)	9.67%	9.54%	9.49%	9.71%	9.48%
Total Risk-Based Capital Ratio	14.30%	14.26%	13.94%	13.79%	13.52%
Book Value per Common Share	$38.79	$37.87	$37.23	$36.81	$36.19
Tangible Book Value Per Common Share (1)	$37.02	$36.11	$35.47	$35.04	$34.43
Shares Outstanding (in thousands)	2,062	2,075	2,084	2,078	2,082
Non-performing Assets/Total Assets	1.55%	1.82%	2.22%	2.27%	2.06%
ALLL/Loans	1.37%	1.39%	1.78%	1.68%	1.55%
ALLL/NPLs	76.63%	69.94%	68.32%	66.36%	63.92%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$79,987	$78,581	$77,578	$76,497	$75,513
Less goodwill and other Intangible
assets, net of related income taxes	-3,659	-3,661	-3,664	-3,670	-3,673
Tangible Stockholders’ Equity	$76,328	$74,920	$73,914	$72,827	$71,840

Total Assets	$793,203	$789,004	$782,152	$753,701	$761,524
Less goodwill and other Intangible
assets, net of related income taxes	3,659	-3,661	-3,664	-3,670	-3,673
Total Tangible Assets	$789,544	$785,343	$778,488	$750,031	$757,851

12 of 25

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
Fiscal Comparison
(UNAUDITED)
	Sep. 2011	Sep. 2010	Sep. 2009	Sep. 2008
SmartGrowth Loans
Consumer	$108,849	$111,571	$108,013	$98,632
Commercial	209,460	212,933	210,201	187,791
Home Equity	48,799	53,405	58,348	55,713
SmartMortgage Loans	92,910	86,959	83,775	87,404
Total SmartGrowth Loans	460,018	464,868	460,337	429,540
Mortgage Loans (owner occupied conforming)	148,584	131,023	134,996	160,596
	608,602	595,891	595,333	590,136
Allowance for Loan Losses	-8,331	-9,256	-6,806	-5,545
Loans Receivable, Net	600,271	586,635	588,527	584,591

Cash and Securities	134,902	115,217	125,058	135,819
Goodwill and Other Intangibles	3,670	3,687	3,715	3,756
Foreclosed Real Estate	1,405	1,181	1,953	343
Other	52,955	54,804	45,818	44,979
TOTAL ASSETS	$793,203	$761,524	$765,071	$769,488

SmartGrowth Deposits
Checking	$190,822	$173,206	$165,796	$144,601
Money Market	54,970	60,246	95,461	130,399
Savings	190,727	166,734	106,479	55,390
Total Smart Growth Deposits	436,519	400,186	367,736	330,390
Time Deposits	162,063	179,169	217,733	258,838
Total Deposits	598,582	579,355	585,469	589,228

FHLB Advances	108,184	100,017	100,628	104,877
Other Liabilities	6,450	6,639	7,490	7,339
Stockholders’ Equity	79,987	75,513	71,484	68,044
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$793,203	$761,524	$765,071	$769,488

Ratio of Equity to Assets	10.08%	9.92%	9.34%	8.84%
Tangible Equity Ratio (1)	9.67%	9.48%	8.90%	8.40%
Total Risk-Based Capital Ratio	14.30%	13.52%	12.72%	12.21%
Book Value per Common Share	$38.79	$36.19	$34.09	$32.12
Tangible Book Value Per Common Share (1)	$37.02	$34.43	$32.33	$30.37
Shares Outstanding (in thousands)	2,062	2,082	2,097	2,118
Non-performing Assets/Total Assets	1.55%	2.06%	1.19%	0.88%
ALLL/Loans	1.37%	1.55%	1.14%	0.94%
ALLL/NPLs	76.63%	63.92%	95.44%	86.81%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$79,987	$75,513	$71,484	$68,044
Less goodwill and other Intangible
assets, net of related income taxes	-3,659	-3,673	-3,692	-3,721
Tangible Stockholders’ Equity	$76,328	$71,840	$67,792	$64,323

Total Assets	$793,203	$761,524	$765,071	$769,488
Less goodwill and other Intangible
assets, net of related income taxes	-3,659	-3,673	-3,692	-3,721
Total Tangible Assets	$789,544	$757,851	$761,379	$765,767

13 of 25

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,046	$--	0.00%	$1,021	5.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,287	--	0.00%	104	0.51%
All Other
Secured by First Liens	326,027	25	0.01%	2,931	0.90%
Secured by Junior Liens	9,032	60	0.66%	5	0.05%
Multifamily (5+ Dwelling Units)	23,747	--	0.00%	863	3.63%
Nonresidential Property (Except Land)	87,797	105	0.12%	412	0.47%
Land	35,774	306	0.86%	4,963	13.87%
Consumer	20,023	7	0.03%	130	0.65%
Commercial	15,751	299	1.90%	4.833	30.7%
Subtotal – Real Estate Loans	$522,710	$496	0.09%	$10,299	1.97%

Non-Real Estate Loans:
Commercial Loans	$27,403	$(1)	0.00%	$--	0.00%
Consumer Loans:
Loans on Deposits	3,737	7	0.19%	69	1.85%
Auto Loans	2,105	--	0.00%	23	1.07%
Mobile Home Loans	38,285	31	0.08%	379	0.99%
Other	14,362	9	0.06%	101	0.70%
Subtotal – Non Real Estate Loans	$85,892	$46	0.05%	$572	0.67%

Gross Loans	$608,602	$542	0.09%	$10,871	1.79%

Non-accruals	$10,079
90 + Days Past Due	793
OREO & Foreclosed	1,438
Nonperforming Assets (Net)	$12,310
Performing TDRs	$1,075

14 of 25

Fiscal Year-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$20,046	$51	0.25%	$1,021	5.1%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,287	30	0.15%	104	0.51%
All Other
Secured by First Liens	326,027	983	0.30%	2,931	0.90%
Secured by Junior Liens	9,032	80	0.89%	5	0.05%
Multifamily (5+ Dwelling Units)	23,747	898	3.78%	863	3.63%
Nonresidential Property (Except Land)	87,797	666	0.76%	412	0.47%
Land	35,774	1,672	4.67%	4,963	13.87%
Consumer	20,023	6	0.03%	130	0.65%
Commercial	15,751	1,666	10.58%	4,833	30.7%
Subtotal – Real Estate Loans	$522,710	$4,380	0.84%	$10,299	1.97%

Non-Real Estate Loans:
Commercial Loans	$27,403	$137	0.50%	$--	0.00%
Consumer Loans:
Loans on Deposits	3,737	5	0.13%	69	1.85%
Auto Loans	2,105	1	0.05%	23	1.07%
Mobile Home Loans	38,285	225	0.59%	379	0.99%
Other	14,362	77	0.54%	101	0.70%
Subtotal – Non Real Estate Loans	$85,892	$445	0.52%	$572	0.67%

Gross Loans	$608,602	$4,825	0.79%	$10,871	1.79%

Non-accruals	$10,079
90 + Days Past Due	793
OREO & Foreclosed	1,438
Nonperforming Assets (Net)	$12,310
Performing TDRs	$1,075

15 of 25

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
June 30, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$17,158	$51	0.30%	$1,052	6.13%
Permanent, Secured by:
1-4 Dwelling Units:	19,942	--	0.00%	69	0.35%
Revolving, Open-End Loans (HELOC)
All Other
Secured by First Liens	307,948	521	0.17%	3,367	1.09%
Secured by Junior Liens	9,952	--	0.00%	35	0.35%
Multifamily (5+ Dwelling Units)	21,309	898	4.21%	873	4.10%
Nonresidential Property (Except Land)	86,424	333	0.39%	368	0.43%
Land	36,738	1,367	3.72%	5,413	14.73%
Consumer	20,472	--	0.00%	69	0.34%
Commercial	16,266	1,367	8.40%	5,344	32.85%
Subtotal – Real Estate Loans	$499,471	$3,170	0.63%	$11,177	2.24%

Non-Real Estate Loans:
Commercial Loans	$25,433	$5	0.02%	$--	0.00%
Consumer Loans:
Loans on Deposits	3,889	--	0.00%	3	0.08%
Auto Loans	2,266	--	0.00%	17	0.75%
Mobile Home Loans	38,585	97	0.25%	372	0.96%
Other	13,732	57	0.42%	94	0.68%
Subtotal – Non Real Estate Loans	$83,905	$159	0.19%	486	0.58%

Gross Loans	$583,376	$3,329	0.57%	$11,663	2.00%

Non-accruals	$10,863
90 + Days Past Due	800
OREO & Foreclosed	2,774
Nonperforming Assets (Net)	$14,437
Performing TDRs	$1,711

16 of 25

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
March 31, 2011	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$16,462	$--	0.00%	$1,021	6.20%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	18,691	(15)	-0.08%	27	0.14%
All Other
Secured by First Liens	307,532	112	0.04%	3,038	0.99%
Secured by Junior Liens	10,244	23	0.22%	30	0.29%
Multifamily (5+ Dwelling Units)	22,358	--	0.00%	897	4.01%
Nonresidential Property (Except Land)	90,532	228	0.25%	884	0.98%
Land	38,923	--	0.00%	5,025	12.91%
Consumer	20,059	--	0.00%	59	0.29%
Commercial	18,864	--	0.00%	4,966	26.33%
Subtotal – Real Estate Loans	$504,742	$348	0.07%	$10,922	2.16%

Non-Real Estate Loans:
Commercial Loans	$24,813	$128	0.52%	$835	3.37%
Consumer Loans:
Loans on Deposits	3,921	--	0.00%	--	0.00%
Auto Loans	2,428	--	0.00%	7	0.29%
Mobile Home Loans	38,925	25	0.06%	471	1.21%
Other	13,324	--	0.00%	167	1.25%
Subtotal – Non Real Estate Loans	$83,411	$153	0.18%	$1,480	1.77%

Gross Loans	$588,104	$501	0.09%	$12,402	2.11%

Non-accruals	11,305
90 + Days Past Due	1,097
OREO & Foreclosed	2,039
Nonperforming Assets (Net)	$14,441

17 of 25

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
December 31, 2010	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$18,140	$--	0.00%	$1,015	5.59%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	18,585	45	0.24%	--	0.00%
All Other
Secured by First Liens	308,088	325	0.11%	3,678	1.19%
Secured by Junior Liens	10,840	(3)	-0.03%	102	0.94%
Multifamily (5+ Dwelling Units)	21,752	--	0.00%	791	3.64%
Nonresidential Property (Except Land)	91,411	--	0.00%	-	0.00%
Land	39,597	(1)	0.00%	5,478	13.83%
Consumer	20,076	(1)	0.00%	98	0.49%
Commercial	19,521	--	0.00%	5,380	27.56%
Subtotal – Real Estate Loans	$508,413	$366	0.07%	$11,064	2.18%

Non-Real Estate Loans:
Commercial Loans	$24,948	5	0.02%	$898	3.60%
Consumer Loans:
Loans on Deposits	4,445	(2)	-0.04%	2	0.04%
Auto Loans	2,684	1	0.04%	7	0.26%
Mobile Home Loans	39,628	72	0.18%	497	1.25%
Other	13,613	11	0.08%	155	1.14%
Subtotal – Non Real Estate Loans	$85,318	$87	0.10%	$1,559	1.83%

Gross Loans	$593,731	$453	0.08%	$12,623	2.13%

Non-accruals	11,324
90 + Days Past Due	1,299
OREO & Foreclosed	2,129
Nonperforming Assets (Net)	$14,752

18 of 25

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2010	Loans	Offs	Offs	Non Accrual	Non Accrual
	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$21,310	$102	0.48%	$1,066	5.00%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	18,530	51	0.28%	--	0.00%
All Other
Secured by First Liens	303,587	--	0.00%	4,829	1.59%
Secured by Junior Liens	11,048	(4)	-0.04%	108	0.98%
Multifamily (5+ Dwelling Units)	24,357	--	0.00%	1,522	6.25%
Nonresidential Property (Except Land)	85,718	257	0.30%	118	0.14%
Land	39,555	23	0.06%	6,100	15.42%
Consumer	20,044	--	0.00%	58	0.29%
Commercial	19,511	23	0.12%	6,042	30.97%
Subtotal – Real Estate Loans	$504,105	$429	0.09%	$13,743	2.73%

Non-Real Estate Loans:
Commercial Loans	$30,929	$--	0.00%	$154	0.50%
Consumer Loans:
Loans on Deposits	4,672	1	0.02%	27	0.58%
Auto Loans	2,716	3	0.11%	4	0.15%
Mobile Home Loans	40,094	20	0.05%	458	1.14%
Other	13,375	21	0.16%	95	0.71%
Subtotal – Non Real Estate Loans	$91,786	$45	0.05%	$738	0.80%

Gross Loans	$595,891	$474	0.08%	$14,481	2.43%

Non-accruals	13,676
90 + Days Past Due	805
OREO & Foreclosed	1,201
Nonperforming Assets (Net)	$15,682

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Loans: Linked Quarter Comparison
Average Loan	09/30/2011	09/30/2011	06/30/2011	06/30/2011	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$360,569	5.59%	$352,181	5.70%	$8,388	-0.11%
Commercial	126,299	5.69%	130,800	5.58%	(4,501)	0.11%
Total Real Estate Loans	486,868	5.62%	$482,981	5.67%	3.887	-0.05%

Non-Real Estate Loans
Commercial	$26,223	5.99%	$24,813	5.97%	$1,410	0.02%
Consumer	78,645	9.67%	78,626	9.51%	19	0.16%
Total Non-Real Estate Loans	104,868	8.75%	103,439	8.66%	1,429	0.09%

Total All Loans	$591,736	6.17%	$586,420	6.20%	$5,316	-0.03%

Loans: Prior Year Comparison
Average Loan	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change
Balances & Yields	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$353,573	5.73%	$349,621	5.98%	$3,952	-0.25%
Commercial	131,192	5.63%	138,950	5.82%	(7,758)	-0.19%
	484,765	5.70%	488,571	5.94%	(3,806)	-0.24%

Non-Real Estate Loans
Commercial	$26,211	5.99%	$29,996	6.37%	$(3,785)	-0.38%
Consumer	79,378	9.42%	80,567	9.30%	(1,189)	0.12%
	105,589	8.57%	110,563	8.50%	(4,974)	0.07%

Total All Loans	$590,354	6.21%	$599,134	6.41%	$(8,780)	-0.20%

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Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	09/30/2011	09/30/2011	06/30/2011	06/30/2011	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$108,579	0.14%	$112,611	0.18%	$(4,032)	-0.04%	-3.6%
Non-interest bearing Deposits	87,454	0.00%	84,114	0.00%	3,340	0.00%	4.0%
Checking Total	$196,033	0.08%	$196,725	0.10%	$(692)	-0.02%	-0.4%

Savings Accounts	$191,840	0.33%	$190,379	0.38%	$1,461	-0.05%	0.8%
Money Market Accounts	54,787	0.30%	55,619	0.27%	(832)	0.03%	-1.5%

Total Smart Growth Deposits	$442,660	0.22%	$442,723	0.24%	$(63)	-0.02%	0.0%

Time Deposits	$165,284	2.25%	$171,055	2.33%	$(5,771)	-0.08%	-3.4%

Total Deposits	$607,944	0.77%	$613,778	0.82%	$(5,834)	-0.05%	-1.0%

FHLB Advances	$92,514	3.93%	$79,879	4.61%	$12,635	-0.68%	15.8%

Total Interest-bearing liabilities	$613,004	1.36%	$609,543	1.43%	$3,461	-0.07%	0.6%

Non-interest bearing Deposits	$87,454	0.00%	$84,114	0.00%	$3,340	0.00%	4.0%

Interest-bearing Liabilities: Average Quarter Balances
Average balances	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$108,579	0.14%	$103,467	0.26%	$5,112	-0.12%	4.9%
Non-interest bearing Deposits	87,454	0.00%	66,808	0.00%	20,646	0.00%	30.9%
Checking Total	$196,033	0.08%	$170,275	0.16%	$25,758	-0.08%	15.1%

Savings Accounts	$191,840	0.33%	$163,157	0.69%	$28,683	-0.36%	17.6%
Money Market Accounts	54,787	0.30%	61,305	0.40%	$(6,518)	-0.10%	-10.6%

Total Smart Growth Deposits	$442,660	0.22%	$394,737	0.41%	$47,923	-0.19%	12.1%

Time Deposits	$165,284	2.25%	$181,517	2.60%	$(16,233)	-0.35%	-8.9%

Total Deposits	$607,944	0.77%	$576,254	1.10%	$31,690	-0.33%	5.5%

FHLB Advances	$92,514	3.93%	$100,831	4.52%	$(8,317)	-0.59%	-8.2%

Total Interest-bearing liabilities	$613,004	1.36%	$610,277	1.79%	$2,727	-0.43%	0.4%

Non-interest bearing Deposits	$87,454	0.00%	$66,808	0.00%	$20,646	0.00%	30.9%

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Interest-bearing Liabilities: Year-Over Year Average Year Comparison
Average balances	09/30/2011	09/30/2011	09/30/2010	09/30/2010	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$109,177	0.13%	$104,176	0.41%	$5,001	-0.28%	4.8%
Non-interest bearing Deposits	80,131	0.00%	66,177	0.00%	13,954	0.00%	21.1%
Checking Total	$189,308	0.08%	$170,353	0.25%	$18,955	-0.17%	11.1%
Savings Accounts	$181,509	0.46%	$143,408	0.91%	$38,101	-0.45%	26.6%
Money Market Accounts	56,376	0.29%	71,958	0.39%	$(15,582)	-0.10%	-21.7%
Total Smart Growth Deposits	$427,193	0.27%	$385,719	0.52%	$41,474	-0.25%	10.8%
Time Deposits	$170,876	2.40%	$192,591	2.67%	$(21,715)	-0.27%	-11.3%
Total Deposits	$598,069	0.88%	$578,310	1.24%	$19,759	-0.36%	3.4%
FHLB Advances	$88,337	4.39%	$102,254	4.44%	$(13,917)	-0.05%	-13.6%
Total Interest-bearing liabilities	$606,275	1.51%	$614,387	1.90%	$(8,112)	-0.40%	-1.3%
Non-interest bearing Deposits	$80,131	0.00%	$66,177	0.00%	$13,954	0.00%	21.1%
Interest-bearing Liabilities: Three Year Comparison
Average balances	09/30/2011	09/30/2011	09/30/2008	09/30/2008	Change	Change	%Balance
	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$109,177	0.13%	$83,516	0.55%	$25,661	-0.42%	30.7%
Non-interest bearing Deposits	80,131	0.00%	54,796	0.00%	25,335	0.00%	46.2%
Checking Total	$189,308	0.08%	138,312	0.33%	$50,996	-0.25%	36.9%
Savings Accounts	$181,509	0.46%	52,851	0.77%	$128,658	-0.31%	243.4%
Money Market Accounts	56,376	0.29%	125,905	2.71%	$(69,529)	-2.42%	-55.2%
Total Smart Growth Deposits	$427,193	0.27%	317,068	1.35%	$110,125	-1.08%	34.7%
Time Deposits	$170,876	2.40%	264,185	4.16%	$(93,309)	-1.76%	-35.3%
Total Deposits	$598,069	0.88%	581,253	2.63%	$16,816	-1.75%	2.9%
FHLB Advances	$88,337	4.39%	95,225	4.67%	$(6,888)	-0.28%	-7.2%
Total Interest-bearing liabilities	$606,275	1.51%	$621,682	3.17%	$(15,407)	-1.66%	-2.5%
Non-interest bearing Deposits	$80,131	0.00%	$54,796	0.00%	$25,335	0.00%	46.2%

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Quarter-End Loan Quality Details
September 30, 2011	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$15,751	$4,833	30.7%	$167	1.1%	$10,751	68.2%
Commercial Construction	9,442	1,021	10.8%	382	4.0%	8,039	85.2%
Commercial Real Estate	111,544	1,848	1.7%	3,360	3.0%	106,336	95.3%
Commercial Non Real Estate	27,403	76	0.3%	338	1.2%	26,989	98.5%
Total Commercial	$164,140	$7,778	4.7%	$4,247	2.6%	$152,115	92.7%

Residential Loans
Residential Construction	$10,604	$-	0.0%	$-	0.0%	$10,604	100.0%
Residential	355,346	3,320	0.9%	183	0.1%	351,843	99.0%
Total Residential	$365,950	$3,320	0.9%	$183	0.1%	$362,447	99.0%

Consumer Loans
Mobile Homes	$38,285	$379	1.0%	$-	0.0%	$37,906	99.0%
Consumer Other	40,227	248	0.6%	-	0.0%	39,979	99.4%
Total Consumer	$78,512	$627	0.8%	$-	0.0%	$77,885	99.2%

Total All Loans	$608,602	$11,725	1.9%	$4,430	0.7%	$592,447	97.4%

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Quarter-End Loan Quality Details
June 30, 2011	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$16,266	$5,344	32.9%	$170	1.0%	$10,752	66.1%
Commercial Construction	7,819	1,052	13.4%	382	4.9%	6,385	81.7%
Commercial Real Estate	107,733	2,596	2.4%	3,234	3.0%	101,903	94.6%
Commercial Non Real Estate	25,433	83	0.3%	530	2.1%	24,820	97.6%
Total Commercial	$157,251	$9,075	5.8%	$4,316	2.7%	$143,860	91.5%

Residential Loans
Residential Construction	$9,339	-	0.0%	-	0.0%	$9,339	100.0%
Residential	$337,842	$3,782	1.1%	184	0.1%	$333,876	98.8%
Total Residential	$347,181	$3,782	1.1%	$184	0.0%	$343,215	98.9%

Consumer Loans
Mobile Homes	$38,585	$371	0.9%	$66	0.2%	$38,148	98.9%
Consumer Other	40,359	170	0.4%	-	0.0%	40,189	99.6%
Total Consumer	$78,944	$541	0.7%	$66	0.1%	$78,337	99.2%

Total All Loans	$583,376	$13,398	2.3%	$4,566	0.8%	$565,412	96.9%

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Quarter-End Loan Quality Details
March 31, 2011	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$18,864	$6,348	33.7%	$727	3.8%	$11,789	62.5%
Commercial Construction	8,402	1,072	12.8%	375	4.4%	6,955	82.8%
Commercial Real Estate	112,890	4,386	3.9%	3,134	2.8%	105,370	93.3%
Commercial Non Real Estate	24,813	104	0.4%	2,038	8.2%	22,671	91.4%
Total Commercial	$164,969	$11,910	7.2%	$6,274	3.8%	$146,785	89.0%

Residential Loans
Residential Construction	8,060	-	0.0%	-	0.0%	8,060	100.0%
Residential	336,467	3,994	1.2%	285	0.1%	332,188	98.7%
Total Residential	$344,527	$3,994	1.2%	$285	0.1%	$340,248	98.8%

Consumer Loans
Mobile Homes	38,925	471	1.2%	-	0.0%	38,454	98.8%
Consumer Other	39,732	232	0.6%	-	0.0%	39,500	99.4%
Total Consumer	78,657	703	0.9%	-	0.0%	77,954	99.1%

Total All Loans	$588,153	$16,607	2.8%	$6,559	1.1%	$564,987	96.1%

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